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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 3, 2001

                              PETMED EXPRESS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        FLORIDA                     000-28827               65-0680967

    (STATE OR OTHER                (COMMISSION            (IRS EMPLOYER
    JURISDICTION OF                FILE NUMBER)           IDENTIFICATION
     INCORPORATION)                                           NUMBER)

          1441 SW 29 AVENUE, POMPANO BEACH, FLORIDA            33069

               (ADDRESS OF EXECUTIVE OFFICES)                (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 979-5995

                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 4.  Changes in Registrant's Certifying Accountants

         On April 24, 2001, PetMed appointed Goldstein Golub Kessler LLP as its independent auditor and Goldstein Golub Kessler LLP accepted such appointment. PetMed has not consulted with Goldstein Golub Kessler LLP on the application of accounting principles to any completed or proposed transaction or on the type of audit opinion that might be given.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PetMed Express, Inc.



Date: May 1, 2001                   By: /s/ Menderes Akdag

                                    Menderes Akdag
                                    Chief Executive Officer